BERGER GROWTH AND INCOME FUND

                        SUPPLEMENT DATED OCTOBER 23, 1997
                                       to
                       PROSPECTUS DATED NOVEMBER 28, 1996
                AS SUPPLEMENTED FEBRUARY 18, 1997, MARCH 31, 1997
                              AND OCTOBER 21, 1997

            Berger Associates Vice President Shiela J. Ohlsson has been appointed co-manager of the Berger Growth and Income Fund, joining Patrick S. Adams, who has been co-managing the Fund since February 1997. Ms. Ohlsson succeeds former co-manager Mark R. McKinney.

            Accordingly, page 18 of the Prospectus is amended to read as follows: The third paragraph under "6. Management and Investment Advice" is deleted in its entirety and replaced with the following:

            "Patrick S. Adams, Senior Vice President of Berger Associates, is the portfolio manager for the Berger 100 Fund. Mr. Adams also co-manages the Berger Growth and Income Fund, along with Berger Associates Vice President Shiela J. Ohlsson. The portfolio managers are responsible for the investments of their Funds, including the day-to-day investment decisions for these Funds. Mr. Adams is also Executive Vice President of the Berger 100 Fund and the Berger Growth and Income Fund."

            In addition, the fifth paragraph under "6. Management and Investment Advice" is deleted in its entirety and replaced with the following:

            "Ms. Ohlsson joined Berger Associates in 1991, where she currently serves as Vice President and co-portfolio manager, along with Patrick Adams, for the Berger Growth and Income Fund. Previously, Ms. Ohlsson served as Senior Analyst/Portfolio Manager (February 1997 to October 1997) and Analyst (September 1991 to February 1997) with Berger Associates."